Advisory Research Global Dividend Fund

(Ticker Symbol: ADVWX)

Advisory Research Small Company Opportunities Fund

(Ticker Symbol: ADVSX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 31, 2018 to the

Prospectus and Statement of Additional Information, each dated March 1, 2018;

and the Summary Prospectuses, each dated March 5, 2018.

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the Advisory Research Global Dividend Fund and the Advisory Research Small Company Opportunities Fund (the “Funds”). Each Plan of Liquidation authorizes the termination, liquidation and dissolution of the respective Fund. In order to perform such liquidations, effective immediately the Funds are closed to all new investment.

Each Fund will be liquidated on or about October 30, 2018 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. Redemptions made on or after the date of this Supplement will not be subject to any redemption fee that would otherwise be applicable. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and each Fund will be dissolved.

In anticipation of the liquidation of the Funds, Advisory Research, Inc., the Funds’ advisor, may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent a Fund from achieving its investment objective.

Please contact the Funds at 1-888-665-1414 if you have any questions or need assistance.

Please file this Supplement with your records.